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                                                                   EXHIBIT 10.21


                            FOURTH AMENDMENT TO LEASE

     THIS FOURTH AMENDMENT TO LEASE made as of this 31st day of December, 1998 by and between HIALET ASSOCIATES, a Connecticut general partnership with a principal place of business at 29 Haviland Street, South Norwalk, Connecticut 06854, and MICRO WAREHOUSE, INC., a Delaware corporation with a principal place of business at 535 Connecticut Avenue, Norwalk, Connecticut 06854.

                                   WITNESSETH:

     WHEREAS, the parties hereto entered into a Lease Agreement dated February 13, 1991, as amended, covering premises located at 53 Water Street, South Norwalk, Connecticut (as amended, the "Lease"); and

     WHEREAS, the Lease expires on December 31, 1998; and

     WHEREAS, the parties wish to extend the term of the Lease on the terms set forth below.

     NOW, THEREFORE, for One Dollar ($1.00) and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Paragraph 3 of said Lease Agreement is hereby amended to read as follows:

               "3. Term. The term of this Lease shall begin on February 13, 1991 (the "Commencement Date") and end on December 31, 1999 (the "Termination Date")."

     2. Paragraph 4(a) of said Lease Agreement is hereby amended by inserting at the end thereof the following:


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               "Beginning on January 1, 1999, the Rent shall be increased by ten percent (10%) to Seventy Eight Thousand Six Hundred Fifty and 00/100 ($78,650.00) payable in equal monthly installments of $6,554.17 in advance on the first day of each calendar month."

     3. Except as specifically set forth herein, in all other terms, conditions and provisions set forth in the Lease shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this agreement effective the day and year first above written.

                                            HIALET ASSOCIATES

                                            By: /s/ Peter Godfrey
                                               --------------------------------
                                               Peter Godfrey, a Partner
                                               Hereunto Duly Authorized

MICRO WAREHOUSE, INC.

By: /s/ Bruce L. Lev
   ---------------------------------------
Bruce L. Lev, Its
Executive Vice President, Legal and Corporate Affairs
and General Counsel
Hereunto Duly Authorized



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